UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21321

Pioneer Municipal High Income Fund, Inc.

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  April 30, 2021

Date of reporting period:  May 1, 2020 through October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Municipal High Income Fund, Inc.

Semiannual Report | October 31, 2021

Ticker Symbol: MHI

On April 21, 2021, the Fund redomiciled from a Delaware statutory trust to a Maryland corporation and was renamed Pioneer Municipal High Income Fund, Inc.

visit us: www.amundi.com/us

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 1

President’s Letter

Dear Shareholders,

The past year and a half has created unprecedented challenges for investors, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into the final months of 2021, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during the first half of this calendar year. The passage of two additional fiscal stimulus packages by US lawmakers last December and January also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused a recent spike in cases and hospitalizations, especially outside of the US. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, has been positive for the year to date, volatility has been high, and the third quarter of 2021 saw negative returns for several stock market indices. Investors’ concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those concerns and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and our employees have returned to the office as of mid-October. I am proud of the careful planning that has taken place.

2 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

December 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 3

Portfolio Management Discussion | 10/31/21

Note to Shareholders: On April 21, 2021, Pioneer Municipal High Income Trust redomiciled from a Delaware statutory trust to a Maryland corporation and was renamed Pioneer Municipal High Income Fund, Inc. The redomiciling did not result in any change to the investment adviser, investment objective and strategies, portfolio management team, policies and procedures or the members of the Board overseeing the Fund. Please see Note 7, “Redomiciling,” for more information regarding the redomiciling.

In the following interview, Jonathan Chirunga and David Eurkus discuss the investment environment in the municipal bond market, and the factors that influenced the performance of Pioneer Municipal High Income Fund, Inc. during the six-month period ended October 31, 2021. Mr. Chirunga, Managing Director, Director of High-Yield Municipals, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Eurkus, Managing Director, Director of Municipals, and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did Pioneer Municipal High Income Fund, Inc. perform during the six-month period ended October 31, 2021?
A	Pioneer Municipal High Income Fund, Inc. returned 0.78% at net asset value (NAV) and -1.54% at market price during the six-month period ended October 31, 2021. During the same six-month period, the Fund’s benchmarks, the Bloomberg US Municipal High Yield Bond Index and the Bloomberg Municipal Bond Index, returned 2.40% and 0.01% at NAV, respectively. The Bloomberg US Municipal High Yield Bond Index (the high-yield municipal index) is an unmanaged measure of the performance of lower-rated municipal bonds, while the Bloomberg Municipal Bond Index is an unmanaged measure of the performance of investment-grade municipal bonds. Unlike the Fund, the two indices do not use leverage. While use of leverage increases investment opportunity, it also increases investment risk.

During the same six-month period, the average return at NAV of the 25 closed end funds in Morningstar’s Closed End High Yield Municipal category (which may or may not be leveraged) was 1.53%, and the average return at market price of the closed end funds within the same Morningstar category was 1.90%.

4 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

The shares of the Fund were selling at a 6.2% discount to NAV on October 31, 2021. Comparatively, the shares of the Fund were selling at a 4.0% discount to NAV on April 30, 2021.

On October 31, 2021 the standardized 30-day SEC yield of the Fund’s shares was 1.33%*.

Q	How would you describe the investment environment in the municipal bond market during the six-month period ended October 31, 2021?
A	The backdrop for municipal bonds was largely favorable during the period, driven in part by healthy supply-and-demand trends. On the demand side, inflows to the asset class continued to hit record levels. The demand came not only from traditional municipal investors, but also from non-traditional buyers and foreign purchasers seeking the perceived relative safety, lower default rates, and attractive tax-equivalent yields of municipal bonds compared with taxable investments. With respect to supply, the effects of the 2017 US tax-overhaul legislation have continued to limit new issuance within the tax-exempt market, thus driving down the overall supply of municipal bonds. Together, those factors helped municipals deliver solid performance over the past six months, even though US Treasury yields rose. (Bond prices and yields have typically moved in opposite directions).

An ongoing improvement in credit-market conditions provided further support for tax-exempt debt during the period. Like most areas of the financial markets, municipal bonds came under significant stress in early 2020 with the onset of the COVID-19 pandemic and the lockdowns designed to mitigate the spread of the virus. To combat the economic impact of COVID-19, the US Federal Reserve System (Fed) reduced the target range of the benchmark federal funds rate to near zero and enacted a quantitative easing (QE), or bond-purchase, program. Although investors began to anticipate the “tapering” of QE as the summer of 2021 progressed, the Fed’s aggressive policies remained in place throughout the full six-month period. In addition, US lawmakers approved an additional $1.9 trillion in fiscal stimulus in early 2021, a few months prior to the beginning of the six-month period. Those measures helped stabilize the economy and – most important for investors in municipal bonds – provided relief to state and local governments.

*	The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Fund’s portfolio securities during the period indicated.

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 5

High-yield municipals outperformed the broader tax-exempt market over the six-month period, as low short-term interest rates and generally positive sentiment encouraged investors to move further out on the risk spectrum in search of higher return potential.

Q	What factors had the greatest effects on the Fund’s benchmark-relative performance during the six-month period ended October 31, 2021?
A	The Fund’s underperformance versus the high-yield municipal index over the six-month period derived primarily from the portfolio’s underweight to the Commonwealth of Puerto Rico’s debt. Bonds issued by Puerto Rico constituted more than 13% of the high-yield municipal index as of period-end, while the Fund’s exposure to Puerto Rico stood at less than 6% of invested assets. The decision to carry an underweight to Puerto Rico was a function of our continued selectivity with regard to investing in bonds that have been restructured in federal courts, or that we believe could face restructuring in the future.

Positive contributors to the Fund’s relative performance included the benefits of an overweight allocation to tobacco Master Settlement Agreement bonds (tobacco bonds), the top-performing area of the market over the last five years, which also has led the market’s performance in recent months. Tobacco bonds represented one of the Fund’s larger sector positions at the end of the period. We have found tobacco bonds to be attractive investments, not only for their potential to enhance the Fund’s performance, but also for the benefits received by the settling states that have issued tobacco bonds since the establishment of the Master Settlement Agreement between the settling states and the tobacco-related companies. The benefits received by the settling states from the Master Settlement Agreement have included: substantial funding for the advancement of public health; the implementation of important tobacco-related public health measures; and funding towards establishment of a national foundation dedicated to significantly reducing the use of tobacco products among youths. Other positive contributors to the Fund’s relative returns from a sector-allocation perspective during the period included exposures to the debt of charter schools, and to health care. In the latter sector, we have focused on investing the portfolio in the debt

6 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

of issuers in the affordable care sector over continuing care retirement communities (CCRCs), as the former covers a much broader segment of the population and thus offers a larger market opportunity, in our view.

With respect to individual positions, the most notable detractors from the Fund’s relative returns over the six-month period were bonds issued by the City of Charlotte (NC) Water & Sewer System, the New Jersey State Turnpike Authority, and by Hillsborough County (Florida) Capital Improvements. Conversely, revenue bonds issued by the Texas State Midwest Public Facilities Corporation, and CCRC bonds issued by the Illinois Finance Authority, Clare-Oaks, were among the top positive contributors to the Fund’s relative results. Finally, despite the underperformance of the portfolio’s underweight to Puerto Rico, individual holdings of the Commonwealth’s sales tax-backed bonds also aided the Fund’s performance for the period.

Q	Did the Fund’s distributions** to shareholders change significantly during the six-month period ended October 31, 2021?
A	Yes, the Fund's monthly distributions declined twice during the period. A decrease from $0.0525 cents per share to $0.0475 cents per share was announced on May 4, 2021, and paid on May 30, 2021. A second decrease, from $0.0475 cents per share to $0.0375 cents per share, was announced on August 5, 2021, and paid on August 31, 2021. The monthly distribution rate then remained unchanged, at $0.0375 per share/per month, for the rest of the six-month period ended October 31, 2021.
Q	Did the level of leverage in the Fund change during the six-month period ended October 31, 2021?
A	On October 31, 2021, 32.9% of the Fund’s total managed assets were financed by leverage obtained through the issuance of preferred shares, compared with 32.6% of the Fund’s total managed assets financed by leverage at the start of the period on May 1, 2021. The percentage of the Fund’s managed assets financed by leverage increased during the period due to a decrease in the total managed assets of the Fund.
Q	Did the Fund have any exposure to derivative securities during the six-month period ended October 31, 2021?
A	No, the Fund’s portfolio had no exposure to derivative securities.
**	Distributions are not guaranteed.

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 7

Q	How would you characterize the Fund’s current positioning?
A	We have positioned the portfolio with a somewhat conservative stance relative to the market as a whole. As the market rebounded from the depths of the COVID-19-induced slump and cash flooded back into municipals in mid- to late-2020, the lowest-quality municipal securities generally attracted the highest demand. We avoided investments in many of the bonds in that segment of the market, which reflected our view that the price action at that time was largely a result of supply-and-demand trends rather than underlying credit fundamentals. In fact, many of the market’s top-performing issues during that timeframe were bonds that typically have not generated enough income to support their yields. We chose to remain selective with regard to the Fund’s investments, with a continued focus on longer-term results, due to our belief that those types of lower-quality securities could begin to lag if investment conditions become less favorable and demand starts to ebb.
Q	What is your investment outlook?
A	The Fed has continued to maintain that it intends to keep short-term interest rates at near-zero levels for the rest of 2021. However, it now seems likely that the Fed will increase the federal funds rate target range earlier in 2022 than originally expected, but after it has completed tapering the bond purchases. Therefore, we are optimistic about the interest-rate environment, at least for the near term. A low default rate and favorable supply-and-demand conditions have continued to provide additional tailwinds for the municipal market. In addition, we believe the potential for major federal infrastructure spending may lead to an increased number of attractive tax-exempt investment opportunities, driven by the variety of new construction projects that could be created by the legislation. Lastly, given the enormous and ongoing need for federal assistance to cope with the lingering economic effects of COVID-19, the US government may finally have to address its rising debt levels, in part by raising taxes on high-income individuals. In fact, the

8 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

Biden administration has already floated the idea of increases to both capital gains and individual income tax rates. If higher tax rates eventually become reality, that development may further increase demand for municipal bonds.

Consistent with our investment discipline, we anticipate maintaining a focus on intensive, fundamental research into individual bond issues that we consider for inclusion in the portfolio, while maintaining a close watch on any economic factors that could influence the market.

Please refer to the Schedule of Investments on pages 15–24 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Fund may invest in securities of issuers that are in default or that are in bankruptcy.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

When interest rates rise, the prices of debt securities held by the Fund will generally fall. Conversely, when interest rates fall the prices of debt securities held by the Fund generally will rise.

A general rise in interest rates could adversely affect the price and liquidity of fixed income securities.

By concentrating in municipal securities, the Fund is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly.

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 9

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers’ inability to meet their debt obligations.

The Fund may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Fund believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.

The Fund uses leverage through the issuance of preferred shares. Leverage creates significant risks, including the risk that the Fund’s incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for the holders of common shares.

The Fund is required to maintain certain regulatory, rating agency and other asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Fund’s common shares over time, which is likely to result in a decrease in the market value of the Fund’s shares.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

Portfolio Summary | 10/31/21

Portfolio Diversification

(As a percentage of total investments)*

Portfolio Maturity

(As a percentage of total investments)*

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 11

Portfolio Summary | 10/31/21 (continued)

State Diversification

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	Metropolitan Pier & Exposition Authority, McCormick Place, 5.65%,
	6/15/22 (NATL-RE Insured)	3.66%
2.	State of Washington, Motor Vehicle Sales Tax, Series C, 6/1/22 (NATL Insured)	3.28
3.	Massachusetts Development Finance Agency, WGBH Foundation, Series A,
	5.75%, 1/1/42 (AMBAC Insured)	2.56
4.	New York State Dormitory Authority, Series A, 4.0%, 7/1/41	2.13
5.	New York State Dormitory Authority, Series C, 5.0%, 3/15/39	1.90
6.	Brookhaven Development Authority, 4.0%, 7/1/49	1.85
7.	New York State Dormitory Authority, 5.0%, 10/1/50	1.74
8.	University of Texas System, Financing System, Series A, 5.0%, 8/15/49	1.74
9.	Massachusetts Development Finance Agency, Harvard University,
	Series A, 5.0%, 7/15/40	1.68
10.	University System of Maryland, 4.0%, 4/1/43	1.47

*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

12 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

Prices and Distributions | 10/31/21

Market Value per Common Share^

	10/31/21	4/30/21
Market Value	$12.17	$12.61
Discount	(6.24)%	(4.03)%

Net Asset Value per Common Share^

	10/31/21	4/30/21
Net Asset Value	$12.98	$13.14

Distributions per Common Share

	Net
	Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
5/1/21 – 10/31/21	$0.255	$—	$ —

Yields

	10/31/21	4/30/21
30-Day SEC Yield	1.33%	1.48%

The data shown above represents past performance, which is no guarantee of future results.

^	Net asset value and market value are published in Barron’s on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Fund’s website at www.amundi.com/us.

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 13

Performance Update | 10/31/21

Investment Returns

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal High Income Fund, Inc. during the periods shown, compared to that of the Bloomberg Municipal Bond Index and Bloomberg U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of October 31, 2021)
				Bloom-
			Bloom-	berg
	Net		berg	U.S.
	Asset		Municipal	Municipal
	Value	Market	Bond	High Yield
Period	(NAV)	Price	Index	Bond Index
10 years	5.82%	4.65%	3.88%	6.65%
5 years	4.59	4.32	3.41	6.18
1 year	5.37	12.29	2.64	10.68

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Fund’s dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the sale of Fund shares. Had these fees and taxes been reflected, performance would have been lower.

The Bloomberg Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. The Bloomberg U.S. Municipal High Yield Bond Index is unmanaged, totals over $26 billion in market value and maintains over 1,300 securities. Municipal bonds in this index have the following requirements: maturities of one year or greater, sub investment grade (below Baa or non-rated), fixed coupon rate, issued after 12/31/90, deal size over $20 million, and maturity size of at least $3 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in the indices.

14 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

Schedule of Investments | 10/31/21

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 147.1%
	MUNICIPAL BONDS — 147.1% of Net Assets(a)
	Arizona — 2.4%
4,000,000(b)	City of Phoenix, 5.0%, 7/1/27	$ 4,790,080
2,220,000	City of Phoenix, Industrial Development Authority,
	3rd & Indian School Assisted Living Project,
	5.4%, 10/1/36	2,292,239
24,000	County of Pima, Industrial Development Authority,
	Arizona Charter Schools Project, Series C, 6.75%, 7/1/31	24,248
	Total Arizona	$ 7,106,567
	Arkansas — 0.9%
2,500,000	Arkansas Development Finance Authority, Big River
	Steel Project, 4.5%, 9/1/49 (144A)	$ 2,729,950
	Total Arkansas	$ 2,729,950
	California — 6.0%
1,000,000	California County Tobacco Securitization Agency,
	5.0%, 6/1/49	$ 1,221,870
10,000,000(c)	California County Tobacco Securitization Agency,
	Capital Appreciation, Stanislaus County, Subordinated,
	Series A, 6/1/46	2,483,400
2,000,000	California Educational Facilities Authority, Stanford
	University, Series U-7, 5.0%, 6/1/46	2,990,120
530,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, Series A, 5.75%, 7/1/30	542,132
1,570,000(d)	California School Finance Authority, Classical Academies
	Project, Series A, 7.375%, 10/1/43	1,672,191
1,400,000	California Statewide Communities Development
	Authority, Lancer Plaza Project, 5.625%, 11/1/33	1,512,266
1,250,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/54	1,376,287
2,000,000(b)(d)	Los Angeles Community College District, Series
	G, 4.0%, 8/1/39	2,198,240
1,605,000	Los Angeles County Metropolitan Transportation
	Authority, Series A, 5.0%, 7/1/30	1,972,545
1,500,000(b)	State of California, 3.0%, 10/1/33	1,653,150
	Total California	$ 17,622,201
	Colorado — 2.2%
2,180,000	Board of Water Commissioners City & County of
	Denver, 4.0%, 9/15/42	$ 2,490,345
1,500,000(d)	Colorado Educational & Cultural Facilities Authority,
	Rocky Mountain Classical Academy Project, 8.0%, 9/1/43	1,705,620
1,665,000(e)	Tender Option Bond Trust Receipts/Certificates, RIB,
	0.0%, 6/1/39 (144A)	2,465,848
	Total Colorado	$ 6,661,813

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 15

 Schedule of Investments | 10/31/21

(continued)

Principal
Amount
USD ($)		Value
	Connecticut — 1.6%
3,465,000	Mohegan Tribal Finance Authority, 7.0%, 2/1/45 (144A)	$ 3,645,353
1,000,000(b)	State of Connecticut, Series E, 4.0%, 9/1/30	1,088,910
	Total Connecticut	$ 4,734,263
	District of Columbia — 3.4%
1,535,000	District of Columbia Tobacco Settlement Financing
	Corp., Asset-Backed, 6.5%, 5/15/33	$ 1,678,154
6,000,000	District of Columbia Tobacco Settlement Financing
	Corp., Asset-Backed, 6.75%, 5/15/40	6,225,000
10,000,000(c)	District of Columbia Tobacco Settlement Financing
	Corp., Capital Appreciation, Asset-Backed,
	Series A, 6/15/46	2,136,900
	Total District of Columbia	$ 10,040,054
	Florida — 6.5%
2,500,000	Collier County Water-Sewer District, 4.0%, 7/1/43	$ 2,968,750
2,500,000	County of Hillsborough FL, 3.0%, 8/1/46	2,654,475
5,000,000	County of Miami-Dade, Water & Sewer System Revenue,
	Series A, 4.0%, 10/1/44	5,629,350
275,000	Florida Development Finance Corp., 5.0%, 6/1/31	323,705
225,000	Florida Development Finance Corp., 5.0%, 6/1/35	263,007
1,800,000	Florida Development Finance Corp., 5.0%, 6/1/51	2,071,908
5,000,000	Florida’s Turnpike Enterprise, Department of
	Transportation, Series A, 4.0%, 7/1/34	5,401,550
	Total Florida	$ 19,312,745
	Georgia — 5.0%
7,010,000	Brookhaven Development Authority, 4.0%, 7/1/49	$ 8,038,998
2,500,000	County of Fulton GA Water & Sewerage Revenue,
	2.25%, 1/1/42	2,446,050
4,000,000	Private Colleges & Universities Authority, Emory
	University, Series A, 5.0%, 10/1/43	4,317,640
	Total Georgia	$ 14,802,688
	Idaho — 1.7%
5,000,000	Power County Industrial Development Corp., FMC Corp.
	Project, 6.45%, 8/1/32	$ 5,021,650
	Total Idaho	$ 5,021,650
	Illinois — 10.7%
704,519(c)	Illinois Finance Authority, 11/15/52	$ 60,687
1,116,010(e)	Illinois Finance Authority, 4.0%, 11/15/52	1,159,434
3,500,000	Illinois Finance Authority, The Admiral at the Lake
	Project, 5.25%, 5/15/42	3,702,930
4,000,000	Illinois Finance Authority, The Admiral at the Lake
	Project, 5.5%, 5/15/54	4,251,800

The accompanying notes are an integral part of these financial statements.

16 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

Principal
Amount
USD ($)		Value
	Illinois — (continued)
1,000,000	Illinois Housing Development Authority, 2.15%, 10/1/41
	(GNMA FNMA FHLMC COLL Insured)	$ 986,910
2,000,000	Metropolitan Pier & Exposition Authority, 4.0%, 6/15/52	2,215,440
1,610,000(f)	Metropolitan Pier & Exposition Authority, McCormick
	Place, 5.65%, 6/15/22 (NATL-RE Insured)	1,661,472
13,785,000(f)	Metropolitan Pier & Exposition Authority, McCormick
	Place, 5.65%, 6/15/22 (NATL-RE Insured)	14,251,622
1,000,000	Metropolitan Pier & Exposition Authority, McCormick
	Place, Series B, 5.0%, 6/15/52 (ST APPROP Insured)	1,028,430
1,485,000(f)	Metropolitan Pier & Exposition Authority, McCormick
	Place, Series B, 5.65%, 6/15/22 (NATL-RE Insured)	1,534,748
695,000	Southwestern Illinois Development Authority, Village of
	Sauget Project, 5.625%, 11/1/26	660,264
	Total Illinois	$ 31,513,737
	Indiana — 1.6%
2,000,000	City of Evansville, Silver Birch Evansville Project,
	5.45%, 1/1/38	$ 2,062,020
1,500,000	City of Mishawaka, Silver Birch Mishawaka Project,
	5.375%, 1/1/38 (144A)	1,513,575
1,000,000	Indiana Finance Authority, Multipurpose Educational
	Facilities, Avondale Meadows Academy Project,
	5.375%, 7/1/47	1,149,500
	Total Indiana	$ 4,725,095
	Maine — 2.1%
1,400,000	City of Portland ME General Airport Revenue,
	4.0%, 1/1/40	$ 1,604,344
4,480,000	Maine Turnpike Authority, Series A, 5.0%, 7/1/42	4,594,509
	Total Maine	$ 6,198,853
	Maryland — 3.1%
1,325,000	Maryland Health & Higher Educational Facilities
	Authority, City Neighbors, Series A, 6.75%, 7/1/44	$ 1,424,720
5,365,000	University System of Maryland, 4.0%, 4/1/43	6,377,697
1,250,000	Washington Suburban Sanitary Commission, 3.0%,
	6/1/47 (CNTY GTD Insured)	1,329,350
	Total Maryland	$ 9,131,767
	Massachusetts — 16.8%
2,000,000(b)	City of Boston, Series A, 5.0%, 3/1/39	$ 2,501,500
4,000,000(b)	Commonwealth of Massachusetts, 3.0%, 3/1/49	4,220,440
7,000,000(c)	Massachusetts Bay Transportation Authority,
	Series A, 7/1/28	6,254,640
1,550,000	Massachusetts Development Finance Agency, Harvard
	University, Series A, 5.0%, 7/15/36	2,158,623
5,000,000	Massachusetts Development Finance Agency, Harvard
	University, Series A, 5.0%, 7/15/40	7,322,450

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 17

Schedule of Investments | 10/31/21

(continued)

Principal
Amount
USD ($)		Value
	Massachusetts — (continued)
1,000,000	Massachusetts Development Finance Agency, Partners
	Healthcare System, 4.0%, 7/1/41	$ 1,119,330
5,000,000	Massachusetts Development Finance Agency, Partner’s
	Healthcare System, Series S-1, 4.0%, 7/1/41	5,748,800
7,100,000	Massachusetts Development Finance Agency, WGBH
	Foundation, Series A, 5.75%, 1/1/42 (AMBAC Insured)	11,127,262
3,100,000	Massachusetts Health & Educational Facilities Authority,
	Massachusetts Institute of Technology, Series K,
	5.5%, 7/1/32	4,369,915
1,000,000	Massachusetts Housing Finance Agency, 2.875%, 12/1/51	1,002,500
2,800,000(b)	Town of Arlington MA, 2.0%, 9/15/41	2,807,784
1,000,000(b)	Town of Plymouth MA, 2.0%, 5/1/34	1,003,800
	Total Massachusetts	$ 49,637,044
	Michigan — 1.3%
1,000,000	David Ellis Academy, 5.25%, 6/1/45	$ 1,050,100
2,640,000	Michigan State University, Series A, 5.0%, 8/15/41	2,839,637
	Total Michigan	$ 3,889,737
	Minnesota — 3.8%
1,000,000	City of Ham Lake, DaVinci Academy, Series A,
	5.0%, 7/1/47	$ 1,056,810
1,000,000	City of Rochester, Health Care Facilities, Mayo Clinic,
	4.0%, 11/15/48	1,137,720
2,300,000	City of Rochester, Mayo Clinic, Series B, 5.0%, 11/15/35	3,425,896
5,000,000(b)	State of Minnesota, Series B, 4.0%, 8/1/27	5,756,400
	Total Minnesota	$ 11,376,826
	Montana — 0.0%†
1,600,000(g)	Two Rivers Authority, Inc., 7.375%, 11/1/27	$ 122,560
	Total Montana	$ 122,560
	New Hampshire — 0.7%
1,000,000	New Hampshire Health & Education Facilities
	Authority Act, 5.0%, 8/1/59	$ 1,537,900
375,000	New Hampshire Health & Education Facilities
	Authority Act, Catholic Medical Centre, 3.75%, 7/1/40	412,099
	Total New Hampshire	$ 1,949,999
	New Jersey — 2.3%
1,000,000	New Jersey Economic Development Authority, Charter
	Marion P Thomas, 5.375%, 10/1/50 (144A)	$ 1,151,650
3,000,000	New Jersey Economic Development Authority,
	Continental Airlines, 5.25%, 9/15/29	3,105,120
2,500,000	New Jersey Economic Development Authority,
	Continental Airlines, 5.75%, 9/15/27	2,572,074
	Total New Jersey	$ 6,828,844

The accompanying notes are an integral part of these financial statements.

18 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

Principal
Amount
USD ($)		Value
	New Mexico — 1.2%
650,000(e)	County of Otero, Otero County Jail Project, 9.0%, 4/1/23	$ 641,875
2,960,000(e)	County of Otero, Otero County Jail Project, 9.0%, 4/1/28	2,923,000
	Total New Mexico	$ 3,564,875
	New York — 19.0%
3,000,000	Metropolitan Transportation Authority, 4.0%, 11/15/45	$ 3,343,950
2,000,000	Metropolitan Transportation Authority, 4.0%, 11/15/48	2,220,780
1,500,000	Metropolitan Transportation Authority, 4.75%, 11/15/45	1,768,065
2,500,000	Metropolitan Transportation Authority, 5.0%, 11/15/33	3,077,675
2,000,000	Metropolitan Transportation Authority, 5.25%, 11/15/55	2,403,360
2,500,000	New York State Dormitory Authority, 3.0%, 3/15/41	2,674,875
4,865,000	New York State Dormitory Authority, 5.0%, 10/1/50	7,572,762
8,000,000	New York State Dormitory Authority, Series A,
	4.0%, 7/1/41	9,247,200
2,500,000	New York State Dormitory Authority, Series A,
	5.0%, 3/15/41	3,106,500
7,500,000	New York State Dormitory Authority, Series C,
	5.0%, 3/15/39	8,252,700
1,500,000	New York State Dormitory Authority, Trustees of
	Columbia University, 5.0%, 10/1/45	2,231,070
2,000,000	New York State Thruway Authority, 4.0%, 3/15/41	2,334,580
3,000,000	New York State Urban Development Corp., 3.0%, 3/15/49	3,197,340
1,000,000	Troy Capital Resource Corp., 4.0%, 9/1/40	1,152,390
2,260,177	Westchester County Healthcare Corp., Series A,
	5.0%, 11/1/44	2,389,414
1,000,000	Westchester County Local Development Corp.,
	5.0%, 7/1/36 (144A)	1,075,158
	Total New York	$ 56,047,819
	North Carolina — 2.9%
2,500,000(b)	County of Mecklenburg NC, 2.0%, 3/1/41	$ 2,425,425
4,225,000(e)	Tender Option Bond Trust Receipts/Certificates,
	RIB, 0.0%, 1/1/38 (144A)	6,165,162
	Total North Carolina	$ 8,590,587
	Ohio — 2.9%
1,000,000	Buckeye Tobacco Settlement Financing Authority,
	4.0%, 6/1/48	$ 1,105,500
3,500,000	Buckeye Tobacco Settlement Financing Authority,
	5.0%, 6/1/55	3,935,925
1,000,000	Ohio Housing Finance Agency, Sanctuary Springboro
	Project, 5.45%, 1/1/38 (144A)	1,015,430
2,500,000(b)(d)	State of Ohio, Common Schools, Series B, 5.0%, 6/15/29	2,574,725
	Total Ohio	$ 8,631,580

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 19

Schedule of Investments | 10/31/21

(continued)

Principal
Amount
USD ($)		Value
	Oregon — 2.2%
1,000,000	Oregon Health & Science University, Series A,
	5.0%, 7/1/42	$ 1,191,620
5,190,000(d)	Oregon Health & Science University, Series E,
	5.0%, 7/1/32	5,354,108
	Total Oregon	$ 6,545,728
	Pennsylvania — 4.0%
3,000,000	Geisinger Authority, Geisinger Health System,
	series A-1, 5.0%, 2/15/45	$ 3,538,320
2,000,000	Pennsylvania Housing Finance Agency, 2.05%, 4/1/41	1,981,400
1,500,000	Pennsylvania Turnpike Commission, 5.25%, 12/1/44	1,891,440
1,000,000	Philadelphia Authority for Industrial Development,
	5.0%, 11/15/50	1,084,640
500,000	Philadelphia Authority for Industrial Development, 5.5%,
	6/1/49 (144A)	549,830
460,000	Philadelphia Authority for Industrial Development,
	Greater Philadelphia Health Action, Inc., Project,
	Series A, 6.625%, 6/1/50	494,647
2,000,000(d)	Philadelphia Authority for Industrial Development,
	Nueva Esperanze, Inc., 8.2%, 12/1/43	2,180,940
	Total Pennsylvania	$ 11,721,217
	Puerto Rico — 5.2%
6,255,000(b)	Commonwealth of Puerto Rico, 8.0%, 7/1/35	$ 5,504,400
1,000,000	Puerto Rico Electric Power Authority, 5.25%, 7/1/21	982,100
1,386,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, 4.536%, 7/1/53	1,507,414
3,000,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, 4.784%, 7/1/58	3,339,480
3,500,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, 5.0%, 7/1/58	3,951,535
	Total Puerto Rico	$ 15,284,929
	Rhode Island — 2.8%
5,900,000(g)	Central Falls Detention Facility Corp., 7.25%, 7/15/35	$ 1,062,000
2,000,000	Rhode Island Health & Educational Building Corp.,
	Brown University, Series A, 4.0%, 9/1/37	2,298,600
1,000,000	Rhode Island Turnpike & Bridge Authority, 4.0%, 10/1/44	1,145,310
2,500,000(e)	Tender Option Bond Trust Receipts/Certificates, RIB,
	0.0%, 9/1/47 (144A)	3,824,800
	Total Rhode Island	$ 8,330,710
	South Carolina — 1.1%
2,850,000	City of Charleston SC Waterworks & Sewer System
	Revenue, 4.0%, 1/1/49	$ 3,340,542
	Total South Carolina	$ 3,340,542

The accompanying notes are an integral part of these financial statements.

20 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

Principal
Amount
USD ($)		Value
	Texas — 7.7%
500,000	Arlington Higher Education Finance Corp., 5.45%,
	3/1/49 (144A)	$ 585,945
1,000,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 7.0%, 3/1/34	1,107,460
1,000,000	City of Houston TX Combined Utility System Revenue,
	4.0%, 11/15/35	1,198,650
1,490,000(b)	County of Harris, Series A, 5.0%, 10/1/26	1,742,585
3,785,000	North Texas Tollway Authority, Series A, 5.0%, 1/1/35	4,271,751
1,500,000(d)	Red River Health Facilities Development Corp., MRC
	Crestview, Series A, 8.0%, 11/15/41	1,504,110
3,960,000(g)	Sanger Industrial Development Corp., Texas Pellets
	Project, Series B, 8.0%, 7/1/38	975,150
981,344	Texas Department of Housing & Community Affairs, 2.3%,
	7/1/37 (FNMA HUD SECT 8 Insured)	998,327
350,000	Texas Municipal Gas Acquisition & Supply Corp. III,
	5.0%, 12/15/31	450,422
2,000,000	Texas Water Development Board, 4.0%, 10/15/44	2,357,100
4,990,000	University of Texas System, Financing System,
	Series A, 5.0%, 8/15/49	7,549,820
	Total Texas	$ 22,741,320
	Utah — 0.4%
1,000,000	Salt Lake City Corp., Airport Revenue, Series B,
	5.0%, 7/1/35	$ 1,202,600
	Total Utah	$ 1,202,600
	Virginia — 10.9%
5,000,000(b)	City of Alexandria VA, 3.0%, 7/15/46 (ST AID
	WITHHLDG Insured)	$ 5,435,000
1,000,000	City of Richmond VA Public Utility Revenue,
	3.0%, 1/15/45	1,080,800
2,200,000(b)	County of Arlington, 4.0%, 8/15/35	2,527,382
1,415,000(b)	County of Fairfax, Series A, 4.0%, 10/1/33 (ST AID
	WITHHLDG Insured)	1,634,226
5,000,000	University of Virginia, Series A, 5.0%, 4/1/42	6,030,900
4,000,000(d)	Upper Occoquan Sewage Authority, 4.0%, 7/1/41	4,515,400
5,000,000	Virginia College Building Authority, Series A,
	3.0%, 2/1/36	5,428,200
4,000,000	Virginia Commonwealth Transportation Board, Capital
	Projects, 3.0%, 5/15/37	4,372,280
1,000,000	Virginia Public Building Authority, 4.0%, 8/1/39	1,189,050
	Total Virginia	$ 32,213,238
	Washington — 10.7%
3,745,000	City of Seattle, Water System Revenue, 4.0%, 8/1/32	$ 4,268,476
2,500,000(b)	King County, Issaquah School District No. 411, 4.0%,
	12/1/31 (SCH BD GTY Insured)	2,815,825

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 21

Schedule of Investments | 10/31/21

(continued)

Principal
Amount
USD ($)		Value
	Washington — (continued)
1,000,000(b)	State of Washington, 4.0%, 7/1/39	$ 1,208,450
14,315,000(b)(c)	State of Washington, Motor Vehicle Sales Tax, Series C,
	6/1/22 (NATL Insured)	14,263,609
3,285,000(e)	Tender Option Bond Trust Receipts/Certificates, RIB,
	0.0%, 1/1/45 (144A)	4,970,369
2,500,000	University of Washington, Series B, 5.0%, 6/1/29	2,886,175
1,150,000(d)	Washington State Housing Finance Commission,
	Mirabella Project, Series A, 6.75%, 10/1/47 (144A)	1,216,838
	Total Washington	$ 31,629,742
	Wisconsin — 4.0%
1,000,000	Public Finance Authority, 5.0%, 6/1/37	$ 1,054,400
1,500,000	Public Finance Authority, Gardner Webb University,
	5.0%, 7/1/31 (144A)	1,710,345
750,000	Public Finance Authority, Roseman University Health
	Sciences Project, 5.875%, 4/1/45	801,067
1,000,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.3%, 6/1/47	1,058,700
1,455,000(d)	Public Finance Authority, SearStone CCRC Project,
	Series A, 8.625%, 6/1/47	1,524,942
5,000,000	Wisconsin Department of Transportation, Series A,
	5.0%, 7/1/28	5,598,900
	Total Wisconsin	$ 11,748,354
	TOTAL MUNICIPAL BONDS
	(Cost $414,277,089)	$ 434,999,634
	TOTAL INVESTMENTS IN UNAFFILIATED
	ISSUERS — 147.1%
	(Cost $414,277,089)	$ 434,999,634
	OTHER ASSETS AND LIABILITIES — (47.1)%	$ (139,382,104)
	NET ASSETS APPLICABLE TO COMMON
	SHAREOWNERS — 100.0%	$ 295,617,530

RIB	Residual Interest Bond is purchased in a secondary market. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at October 31, 2021.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2021, the value of these securities amounted to $32,620,253, or 11.0% of net assets applicable to common shareowners.
AMBAC	Ambac Assurance Corp.
CNTY-GTD	County Guaranteed.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

GNMA FNMA	Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage
FHLMC COLL	Corporation Collateral.
FNMA HUD	Federal National Mortgage Association U.S. Department of Housing and Urban Development Section 8.
SECT 8 NATL	National Public Finance Guarantee Corp. SCH BD GTY School Board Guaranty.
ST AID WITHHLDG	State Aid Withholding.
ST APPROP	State Appropriations.
†	Amount rounds to less than 0.1%.
(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)	Represents a General Obligation Bond.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)	Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2021.
(f)	Escrow to maturity.
(g)	Security is in default.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended October 31, 2021, aggregated $25,348,255 and $25,498,454, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Directors. Under these procedures, cross trades are effected at current market prices. During the six months ended October 31, 2021, the Fund did not engage in any cross trade activity.

At October 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $412,093,087 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 32,281,169
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(9,374,622)
Net unrealized appreciation	$ 20,906,547

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 23

Schedule of Investments | 10/31/21

(continued)

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of October 31, 2021, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$ —	$ 434,999,634	$ —	$ 434,999,634
Total Investments in Securities	$ —	$ 434,999,634	$ —	$ 434,999,634
Other Financial Instruments
Variable Rate MuniFund Term
Preferred Shares(a)	$ —	$(145,000,000)	$ —	$(145,000,000)
Total Other Financial Instruments	$ —	$(145,000,000)	$ —	$(145,000,000)

(a) The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

During the six months ended October 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

Statement of Assets and Liabilities | 10/31/21

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $414,277,089)	$ 434,999,634
Cash	5,943,078
Receivables —
Investment securities sold	52,001
Interest	5,197,345
Other assets	270
Total assets	$ 446,192,328
LIABILITIES:
Variable Rate MuniFund Term Preferred Shares*	145,000,000
Payables —
Investment securities purchased	5,416,380
Interest expense	24,115
Distributions	25
Directors' fees	1,525
Due to affiliates	40,569
Accrued expenses	92,184
Total liabilities	$ 150,574,798
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Paid-in capital	$ 300,996,046
Distributable earnings (loss)	(5,378,516)
Net assets applicable to common shareowners	$ 295,617,530
NET ASSET VALUE PER COMMON SHARE:
No par value
Based on $295,617,530/22,771,349 common shares	$ 12.98
* $100,000 liquidation value per share applicable to 1,450 shares.

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 25

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 10/31/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 8,451,423
Total investment income		$ 8,451,423
EXPENSES:
Management fees	$ 1,350,151
Administrative expense	104,654
Transfer agent fees	14,801
Shareowner communications expense	12,553
Custodian fees	4,307
Registration fees	2,452
Professional fees	234,484
Printing expense	24,761
Pricing fees	4,010
Directors' fees	9,477
Insurance expense	551
Interest expense	662,400
Miscellaneous	52,564
Total expenses		$ 2,477,165
Net investment income		$ 5,974,258
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 890,619
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,675,428)
Net realized and unrealized gain (loss) on investments		$ (3,784,809)
Net increase in net assets resulting from operations		$ 2,189,449

The accompanying notes are an integral part of these financial statements.

26 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	10/31/21	Ended
	(unaudited)	4/30/21
FROM OPERATIONS:
Net investment income (loss)	$ 5,974,258	$ 12,526,659
Net realized gain (loss) on investments	890,619	(262,256)
Change in net unrealized appreciation (depreciation)
on investments	(4,675,428)	20,078,824
Net increase in net assets resulting from operations	$ 2,189,449	$ 32,343,227
DISTRIBUTIONS TO COMMON SHAREOWNERS:
($0.26 and $0.59 per share, respectively)	$ (5,851,694)	$ (13,321,239)
Total distributions to common shareowners	$ (5,851,694)	$ (13,321,239)
Net increase (decrease) in net assets applicable to
common shareowners	$ (3,662,245)	$ 19,021,988
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of period	$299,279,775	$280,257,787
End of period	$295,617,530	$299,279,775

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 27

Statement of Cash Flows

FOR THE SIX MONTHS ENDED 10/31/21

Cash Flows From Operating Activities:
Net Increase in net assets resulting from operations	$ 2,189,449
Adjustments to reconcile net increase in net assets resulting from operations to net cash, restricted cash and foreign
currencies from operating activities:
Purchases of investment securities	$ (22,646,989)
Proceeds from disposition and maturity of investment securities	25,384,949
Net (accretion) and amortization of discount/premium on investment securities	479,811
Change in unrealized depreciation on investments in unaffiliated issuers	4,675,428
Net realized gain on investments in unaffiliated issuers	(890,619)
Increase in interest receivable	(6,676)
Decrease in other assets	750
Increase in due to affiliates	14,556
Decrease in Directors' fees payable	(629)
Increase in professional fees payable	1,525
Increase in interest expense payable	24,115
Increase in accrued expenses payable	44,037
Net cash, restricted cash and foreign currencies from operating activities	$ 9,269,707
Cash Flows Provided by Financing Activities:
Distributions to shareowners	$ (5,851,694)
Net cash, restricted cash and foreign currencies provided by
financing activities	$ (5,851,694)
Cash, Restricted Cash and Foreign Currencies:
Beginning of year*	$ 2,525,065
End of year*	$ 5,943,078
Cash Flow Information:
Cash paid for interest	$ 663,277

* The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Six Months
	Ended	Year
	10/31/21	Ended
	(unaudited)	4/30/21
Cash	$5,943,078	$2,525,065
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows	$5,943,078	$2,525,065

The accompanying notes are an integral part of these financial statements.

28 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	10/31/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17*
Per Share Operating Performance
Net asset value, beginning of period	$ 13.14	$ 12.31	$ 12.65	$ 12.50	$ 12.72	$ 13.49
Increase (decrease) from investment operations: (a)
Net investment income (b)	$ 0.26	$ 0.55	$ 0.55	$ 0.74	$ 0.78	$ 0.73
Net realized and unrealized gain (loss) on investments	(0.16)	0.87	(0.32)	0.19	(0.29)	(0.76)
Distributions to preferred shareowners from:
Net investment income (b)	$ —	$ —	$ —	$ (0.15)	$ (0.09)	$ (0.05)
Net increase (decrease) from investment operations	$ 0.10	$ 1.42	$ 0.23	$ 0.78	$ 0.40	$ (0.08)
Distributions to common shareowners from:
Net investment income and previously undistributed net
investment income	$ (0.26)**	$ (0.59)**	$ (0.57)**	$ (0.63)	$ (0.62)	$ (0.69)
Net increase (decrease) in net asset value	$ (0.16)	$ 0.83	$ (0.34)	$ 0.15	$ (0.22)	$ (0.77)
Net asset value, end of period	$ 12.98	$ 13.14	$ 12.31	$ 12.65	$ 12.50	$ 12.72
Market value, end of period	$ 12.17	$ 12.61	$ 10.82	$ 11.91	$ 11.25	$ 11.75
Total return at net asset value (c)	0.78%(d)	12.04%	2.00%(e)	6.93%	3.53%	(0.45)%
Total return at market value (c)	(1.54)%(d)	22.33%	(4.77)%	11.86%	0.87%	(11.83)%
Ratios to average net assets of shareowners:
Total expenses plus interest expense (f) (g)	1.63%(h)	1.62%	2.13%	1.03%	1.01%	1.00%
Net investment income before preferred share distributions	3.93%(h)	4.22%	4.24%	5.92%	6.14%	5.54%
Net investment income	3.93%(h)	4.22%	4.24%	4.69%	5.44%	5.16%
Preferred share distributions	—%	—%	—%	(1.23)%	0.71%	0.38%
Portfolio turnover rate	6%	10%	17%	16%	20%	19%
Net assets of common shareowners, end of period (in thousands)	$295,618	$299,280	$280,258	$287,945	$284,596	$289,741

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 29

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	10/31/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17*
Preferred shares outstanding (in thousands) (i) (j) (k)	$145,000	$145,000	$125,000	$125,000	$125,000	$101,000
Asset coverage per preferred share, end of period	$303,891	$306,399	$324,229	$330,370	$327,672	$ 96,723
Average market value per preferred share (l)	$100,000	$100,000	$100,000	$100,000	$100,000	$ 25,000
Liquidation value, including dividends payable, per preferred share	$100,017	$ 99,999	$ 100,023	$100,014	$ 99,996	$ 25,006

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
**	The amount of distributions made to shareowners during the year were in excess of the net investment income earned by the Fund during the year. The Fund has accumulated undistributed net investment income which is part of the Fund’s NAV. A portion of the accumulated net investment income was distributed to shareowners during the year.
(a)	The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)	Beginning April 30, 2020, distribution payments to preferred shareowners are included as a component of net investment income.
(c)	Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(d)	Not annualized.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended April 30, 2020, the total return would have been 1.73%.
(f)	Prior to April 30, 2020, the expense ratios do not reflect the effect of distribution payments to preferred shareowners.
(g)	Includes interest expense of 0.22%, 0.47%, 1.10%, —%, —% and —%, respectively.
(h)	Annualized.
(i)	Prior to February 9, 2018 there were 4,040 Auction Preferred Shares (“APS”) outstanding with a liquidation preference of $25,000 per share. The Fund redeemed all 2,000 outstanding Series A APS on February 14, 2018 and all 2,040 outstanding Series B APS on February 15, 2018.
(j)	The Fund issued 1,250 Variable Rate MuniFund Term Preferred Shares, with a liquidation preference of $100,000 per share, on February 9, 2018.
(k)	The Fund issued 200 Variable Rate MuniFund Term Preferred Shares, with a liquidation preference of $100,000 per share, on February 16, 2021.
(l)	Market value is redemption value without an active market.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

 Notes to Financial Statements | 10/31/21

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Municipal High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation. Prior to April 21, 2021, the Fund was organized as a Delaware statutory trust. On April 21, 2021, the Fund redomiciled to a Maryland corporation through a statutory merger of the predecessor Delaware statutory trust with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling. The Fund was originally organized on March 13, 2003. Prior to commencing operations on July 21, 2003, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek a high level of current income exempt from regular federal income tax, and the Fund may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its primary investment objective.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the "Adviser"). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc.

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the six months ended October 31, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 31

reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles ("U.S. GAAP"). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Directors. The Adviser’s fair

32 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

valuation team uses fair value methods approved by the Valuation Committee of the Board of Directors. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Directors.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At October 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B. Investment Income and Transactions

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 33

C. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended April 30, 2021 was as follows:

2021
Distributions paid from:
Tax-exempt distributions	$13,892,324
Ordinary income	821,115
Total	$14,713,439

The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2021:

2021
Distributable earnings/(loss):
Undistributed Ordinary Income	$ 1,121
Capital loss carryforward	(29,303,542)
Other book/tax temporary differences	(25)
Unrealized appreciation	27,581,975
Undistributed tax-exempt income	4,200
Total	$ (1,716,271)

34 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

The difference between book-basis and tax-basis unrealized appreciation/depreciation is primarily attributable to the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.

D. Automatic Dividend Reinvestment Plan

All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Fund in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company (“AST”), the agent for shareowners in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

If a shareowner’s shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner’s cash dividends in shares of the Fund on terms that differ from the terms of the Plan.

Whenever the Fund declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 35

shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

E. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to down-grades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, New York, Massachusetts, Virginia, Washington, Illinois and Texas, or in securities the payments on

36 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

The Fund invests in below-investment-grade (high-yield) municipal securities. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or sales or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 37

has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

F.      Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund’s Statement of Assets and Liabilities includes cash on hand at the Fund’s custodian bank and does not include any short-term investments. For the six months ended October 31, 2021, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.

2.      Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily managed assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended October 31, 2021, the net management fee was 0.60% (annualized) of the Fund’s average daily managed assets, which was equivalent to 0.89% (annualized) of the Fund’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative

38 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $40,569 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2021.

3. Compensation of Directors and Officers

The Fund pays an annual fee to its Directors. The Adviser reimburses the Fund for fees paid to the Interested Directors. The Fund does not pay any salary or other compensation to its officers. For the six months ended October 31, 2021, the Fund paid $9,477 in Directors' compensation, which is reflected on the Statement of Operations as Directors' fees. At October 31, 2021, the Fund had a payable for Directors' fees on its Statement of Assets and Liabilities of $1,525.

4. Transfer Agent

American Stock Transfer & Trust Company (“AST”) serves as the transfer agent with respect to the Fund’s common shares. The Fund pays AST an annual fee as is agreed to from time to time by the Fund and AST for providing such services.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls.

5. Fund Shares

There are 1,000,000,000 shares of common stock of the Fund (“common shares”), $0.001 par value per share authorized.

Transactions in common shares for the six months ended October 31, 2021 and year ended April 30, 2021 were as follows:

	10/31/21	4/30/21
Shares outstanding at beginning of period	22,771,349	22,771,349
Shares outstanding at end of period	22,771,349	22,771,349

The Fund may classify or reclassify any unissued shares into one or more series of preferred shares.

As of October 31, 2021, the Fund has outstanding 1,450 Variable Rate MuniFund Term Preferred Shares Series 2021 (“Series 2021 VMTP Shares or “VMTP Shares”). The Fund issued 1,250 VMTP Shares on February 9, 2018 and 200 VMTP Shares on February 16, 2021. See Note 6 for additional information.

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 39

Prior to February 9, 2018, the Fund had outstanding 2,000 Series A APS and 2,040 Series B APS. The Fund mailed a notice of redemption and deposited funds sufficient to redeem the APS with the auction agent on February 9, 2018. The Fund redeemed all outstanding Series A APS and Series B APS on February 14, 2018 and February 15, 2018, respectively.

6. Variable Rate MuniFund Term Preferred Shares

The Fund has 1,450 shares issued and outstanding of Series 2021 VMTP Shares, with a liquidation preference of $100,000 per share. VMTP Shares are issued via private placement and are not publicly available.

The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately one year following the date of issuance (“Optional Redemption Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Fund may be obligated to redeem a certain amount of the VMTP Shares if it fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date for the Fund's Series 2021 VMTP Shares was extended from August 2, 2021 to August 2, 2024 in February 2021. Six months prior to Term Redemption Date, the Fund is required to segregate liquid assets with the Fund's custodian in an amount equal to at least 110% of the term redemption amount.

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred Shares”, on the Statement of Assets and Liabilities since the shares have a stated mandatory redemption date.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes and are recorded as interest expense on the Statement of Operations) are declared daily, paid monthly and recorded as incurred. For the six months ended October 31, 2021, interest expense on VMTP Shares amounted to $662,400. The dividend rate for the VMTP Shares

40 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

is determined weekly. Unpaid dividends on VMTP Shares are recognized as “Interest Expense Payable” on the Statement of Assets and Liabilities. For the six months ended October 31, 2021, interest expense payable on VMTP Shares amounted to $24,115. From April 30, 2021, through October 31, 2021, the Series 2021 VMTP Shares paid an average dividend rate of 0.87% and the average liquidation value outstanding of VMTP Shares for the Fund during the six months ended October 31, 2021, was $145,000,000.

The Fund did not incur any offering costs as a result of the offerings on February 9, 2018 and February 16, 2021.

Transactions in the Series 2021 VMTP Shares during the Fund’s current and prior reporting periods were as follows:

	Six Months Ended 10/31/21		Year Ended 4/30/21
	Shares	Amount	Shares	Amount
VMTP Shares issued	—	$ —	200	$20,000,000
VMTP Shares exchanged	—	—	—	—
Net increase	—	$ —	200	$20,000,000

7. Redomiciling

On April 21, 2021, the Fund, previously organized as a Delaware statutory trust, redomiciled to a Maryland corporation (the “redomiciling”). The redomiciling was effected through a statutory merger of the predecessor Delaware statutory trust (the “Predecessor Entity”) with and into a newly established Maryland corporation formed for the purpose of effecting the redomiciling (the “Successor Entity”) pursuant to the terms of an Agreement and Plan of Merger entered into by and between the Predecessor Entity and the Successor Entity (the “Merger”). Upon effectiveness of the Merger, (i) the Successor Entity became the successor in interest to the Fund, (ii) each outstanding share of common stock of the Predecessor Entity was automatically converted into one share of common stock of the Successor Entity, (iii) each outstanding VMTP Share of the Predecessor Entity was automatically converted into one VMTP Share of the Successor Entity, and (iv) the shareholders of the Predecessor Entity became stockholders of the Successor Entity. Neither the Fund nor its stockholders realized gain (loss) as a direct result of the Merger. Accordingly, the Merger had no effect on the Fund’s operations.

In connection with the redomiciling, the Fund’s name changed from Pioneer Municipal High Income Trust to Pioneer Municipal High Income Fund, Inc. The Fund’s ticker symbol on the New York Stock Exchange did not change.

The redomiciling did not result in any change to the investment adviser, investment objective and strategies, portfolio management team, policies and procedures or the members of the Board overseeing the Fund. Following

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 41

the Fund’s redomiciling, the rights of shareholders are governed by Maryland General Corporation Law and the Articles of Incorporation and Bylaws of the Successor Entity. In addition, the Fund is subject to the Maryland Control Share Acquisition Act (the “Control Share Act”) following the redomiciling.

The Control Share Act generally provides that any holder of “control shares” acquired in a “control share acquisition” may not exercise voting rights with respect to the “control shares,” except to the extent approved by a vote of two-thirds of all the votes entitled to be cast on the matter. Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors. The Control Share Act provides that a “control share acquisition” does not include the acquisition of shares in a merger, consolidation or share exchange. Therefore, a shareholder of the Fund that acquired shares of the Successor Entity as a result of the Merger will be able to exercise voting rights as to those shares even if the number of such shares acquired by the shareholder in the Merger exceeds one or more of the thresholds of the Control Share Act.

The above description of the Control Share Act is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the Control Share Act and the Fund’s Bylaws for more information, including definitions of key terms, various exclusions and exemptions from the statute’s scope, and the procedures by which stockholders may approve the reinstatement of voting rights to holders of “control shares.”

8. Subsequent Events

A monthly dividend was declared on November 4, 2021 from undistributed and accumulated net investment income of $0.0375 per common share payable November 30, 2021, to common shareowners of record on November 17, 2021.

Subsequent to October 31, 2021, dividends declared and paid on VMTP Shares totaled $102,980 through November 25, 2021.

Effective November 22, 2021, fund services transitioned to The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon is the Fund's Custodian and Sub-Administrator.

42 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

Additional Information (unaudited)

Results of Shareholder Meeting

At an annual meeting held on September 15, 2021, shareholders of the Fund were asked to consider the proposal described below.

A report of the total votes cast by the Fund's shareholders follows:

Proposal 1 - To elect four Class III Directors

Nominee	For	Withhold
Craig C. MacKay	19,094,799.900	470,745.000
Thomas J. Perna	14,141,551.900	5,423,993.000
Marguerite A. Piret*	1,450.000	0.000
Fred J. Ricciardi	18,327,480.900	1,238,064.000
*Elected by Preferred Shares only.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares in the open market.

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 43

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Municipal High Income Fund, Inc. (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Directors of the Fund, including a majority of the Fund’s Independent Directors, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Directors of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Directors in March 2021, July 2021 and September 2021. In addition, the Directors reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Directors at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Directors, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Directors in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Directors, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Directors also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Directors further considered contract review materials, including additional materials received in response to the Directors’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Directors of the Fund, including the Independent Directors voting separately, unanimously

44 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Directors considered various factors that they determined were relevant, including the factors described below. The Directors did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Directors considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Directors also reviewed Amundi US’s investment approach for the Fund and its research process. The Directors considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Directors noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Directors considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Directors considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Directors also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Directors considered Amundi US’s oversight of the process for transitioning custodian and sub-administration services to new service providers. The Directors considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Directors concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 45

Performance of the Fund

In considering the Fund’s performance, the Directors regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. The Directors also regularly consider the Fund’s returns at market value relative to its peers, as well as the discount at which the Fund’s shares may trade on the New York Stock Exchange compared to its net asset value per share. They also discuss the Fund’s performance with Amundi US on a regular basis. The Directors’ regular reviews and discussions were factored into the Directors’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Directors considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Directors for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners.

The Directors considered that the Fund’s management fee (based on managed assets) for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Directors considered that the expense ratio (based on managed assets) of the Fund’s common shares for the most recent fiscal year (including investment-related expenses) was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Directors noted Amundi US’s explanation of the reasons that the expense ratio of the Fund’s common shares was in the fifth quintile relative to its Strategic Insight peer group.

The Directors reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Directors also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing

46 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Directors took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Directors noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Directors also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Directors concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Directors considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Directors also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Directors considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Directors concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Directors considered the extent to which Amundi US may realize economies of scale or other efficiencies in managing and supporting the Fund. Since the Fund is a closed-end fund that has not raised additional capital, the Directors concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 47

Other Benefits

The Directors considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Directors considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Directors further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Directors also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Directors considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Directors considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Directors noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Directors considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Directors concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Directors, including the Independent Directors, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

48 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

Directors, Officers and Service Providers

Directors	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Craig C. MacKay	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.*

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent

American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-710-0935). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

*	Note to shareowners: The Bank of New York Mellon became the Fund's custodian and sub-administrator effective November 22, 2021.

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 49

This page was intentionally left blank.

50 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

This page was intentionally left blank.

Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21 51

This page was intentionally left blank.

52 Pioneer Municipal High Income Fund, Inc. | Semiannual Report | 10/31/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:

Account Information	1-800-710-0935

Or write to AST:
For	Write to

General inquiries, lost dividend checks,	American Stock
change of address, lost stock certificates,	Transfer & Trust
stock transfer	Operations Center
6201 15th Ave.
Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)	American Stock
Transfer & Trust
Wall Street Station
P.O. Box 922
New York, NY 10269-0560

Website	www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundi.com/us.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

© 2021 Amundi Asset Management US, Inc. 19442-15-1221

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of Directors has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of Directors, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Director, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of Directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Municipal High Income Fund, Inc.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 3, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Fund Treasurer

Date January 3, 2022

* Print the name and title of each signing officer under his or her signature.